                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY



    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of HA-LO Industries, Inc., a corporation organized under the laws of the State of Illinois (the "Company"), hereby constitutes and appoints Lou Weisbach, Richard
A. Magid and Gregory J. Kilrea and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission with respect to the contemplated public offering of Common Stock, no par value of the Company, and any and all amendments thereto, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents, each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and lawfully do or cause to be done by virtue hereof.



                                       /s/ LOU WEISBACH
                                        ------------------------------------
                                        Lou Weisbach




Dated:  August 19, 1996

                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY



    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of HA-LO Industries, Inc., a corporation organized under the laws of the State of Illinois (the "Company"), hereby constitutes and appoints Lou Weisbach, Richard
A. Magid and Gregory J. Kilrea and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission with respect to the contemplated public offering of Common Stock, no par value of the Company, and any and all amendments thereto, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents, each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and lawfully do or cause to be done by virtue hereof.



                                       /s/ RICHARD A. MAGID
                                        ---------------------------------------
                                        Richard A. Magid



Dated:  August 19, 1996

                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY



    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of HA-LO Industries, Inc., a corporation organized under the laws of the State of Illinois (the "Company"), hereby constitutes and appoints Lou Weisbach, Richard
A. Magid and Gregory J. Kilrea and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission with respect to the contemplated public offering of Common Stock, no par value of the Company, and any and all amendments thereto, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents, each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and lawfully do or cause to be done by virtue hereof.



                                       /s/ MARSHALL J. KATZ
                                        ---------------------------------------
                                        Marshall J. Katz



Dated:  August 19, 1996

                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY



    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of HA-LO Industries, Inc., a corporation organized under the laws of the State of Illinois (the "Company"), hereby constitutes and appoints Lou Weisbach, Richard
A. Magid and Gregory J. Kilrea and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission with respect to the contemplated public offering of Common Stock, no par value of the Company, and any and all amendments thereto, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents, each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and lawfully do or cause to be done by virtue hereof.



                                            /s/ NEIL A. RAMO
                                             ---------------------------------
                                             Neil A. Ramo



Dated:  August 19, 1996

                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY



    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of HA-LO Industries, Inc., a corporation organized under the laws of the State of Illinois (the "Company"), hereby constitutes and appoints Lou Weisbach, Richard
A. Magid and Gregory J. Kilrea and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission with respect to the contemplated public offering of Common Stock, no par value of the Company, and any and all amendments thereto, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents, each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and lawfully do or cause to be done by virtue hereof.



                                              /s/ JORDAN R. KATZ
                                              ---------------------------------
                                              Jordan R. Katz




Dated:  August 19, 1996

                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY



    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of HA-LO Industries, Inc., a corporation organized under the laws of the State of Illinois (the "Company"), hereby constitutes and appoints Lou Weisbach, Richard
A. Magid and Gregory J. Kilrea and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission with respect to the contemplated public offering of Common Stock, no par value of the Company, and any and all amendments thereto, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents, each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and lawfully do or cause to be done by virtue hereof.



                                            /s/ DAVID C. ROBBINS
                                             -----------------------------------
                                             David C. Robbins




Dated:  August 19, 1996

                                                                    EXHIBIT 24.1


                                  POWER OF ATTORNEY



    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of HA-LO Industries, Inc., a corporation organized under the laws of the State of Illinois (the "Company"), hereby constitutes and appoints Lou Weisbach, Richard
A. Magid and Gregory J. Kilrea and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission with respect to the contemplated public offering of Common Stock, no par value of the Company, and any and all amendments thereto, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents, each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and lawfully do or cause to be done by virtue hereof.



                                       /s/ THOMAS HERSKOVITS
                                        ---------------------------------------
                                        Thomas Herskovits



Dated:  August 19, 1996